UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 2, 2011

Alterra Capital Holdings Limited

(Exact name of registrant as specified in its charter)

Bermuda	000-33047	98-0584464
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Alterra House, 2 Front Street, Hamilton, Bermuda		HM 11
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (441) 295-8800

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 3, 2011, the Registrant issued a news release announcing financial results for the three months ended March 31, 2011. In addition, on the same date, the Alterra Capital Holdings Limited Investor Financial Supplement for the quarter ended March 31, 2011 was made available on the Registrant’s website.

A copy of the news release and financial supplement are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

In accordance with general instruction B.2 to Form 8-K, the information set forth in this Item 2.02 (including Exhibit 99.1 and Exhibit 99.2) shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Annual General Meeting of Shareholders. Alterra Capital held its Annual General Meeting of Shareholders on May 2, 2011. For more information on the following proposals, see Alterra Capital’s proxy statement filed with the SEC on March 22, 2011.

(1) The shareholders elected four Class 2 directors of Alterra Capital:

DIRECTOR	FOR	AGAINST	ABSTAIN

Willis T. King, Jr.	84,437,732	1,025,775	173

James H. MacNaughton	85,115,643	340,023	8,014

Stephan F. Newhouse	85,061,083	394,583	8,014

Andrew H. Rush	79,189,037	6,266,630	8,014

The terms of directors W. Marston Becker, John R. Berger, James D. Carey, K. Bruce Connell, W. Thomas Forrester, Meryl D. Hartzband, Michael O’Reilly, Mario P. Torsiello and James L. Zech continued after the meeting.

(2) The shareholders ratified the appointment of KPMG, Hamilton, Bermuda as Alterra Capital’s independent auditors for 2011:

FOR	AGAINST	ABSTAIN

68,882,203	24,731,097	9,158

(3) The shareholders approved the Amended and Restated Bye-Laws of Alterra Capital:

FOR	AGAINST	ABSTAIN

93,631,633	2,747	43,375

(4) The shareholders authorized the approval of the Amended and Restated Bye-Laws of various subsidiaries of Alterra Capital:

SUBSIDIARY	FOR	AGAINST	ABSTAIN

Alterra Bermuda Limited	93,630,120	2,849	44,785

Alterra Agency Limited	93,635,127	3,148	39,479

Alterra Holdings Limited	93,630,120	2,849	44,785

New Point III Limited	93,629,840	2,850	45,064

New Point Re III Limited	93,629,544	3,147	45,064

(5) The shareholders authorized the election of five directors to the board of Alterra Bermuda Limited to serve until Alterra Bermuda’s annual general meeting of shareholders in 2014:

DIRECTOR	FOR	AGAINST	ABSTAIN

W. Marston Becker	85,309,710	150,225	3,745

John R. Berger	85,317,268	145,752	660

D. Andrew Cook	85,349,726	113,271	684

Peter A. Minton	85,050,730	412,266	684

Joseph W. Roberts	85,341,885	121,111	684

(6) The shareholders authorized the election of two directors to the board of Alterra Agency Limited to serve until Alterra Agency Limited’s annual general meeting of shareholders in 2013:

DIRECTOR	FOR	AGAINST	ABSTAIN

Peter A. Minton	85,050,635	412,266	778

Joseph W. Roberts	85,309,615	153,286	778

(7) The shareholders authorized the election of two directors to the board New Point III Limited to serve until New Point III Limited’s annual general meeting of shareholders in 2013:

DIRECTOR	FOR	AGAINST	ABSTAIN

Peter A. Minton	85,082,670	380,232	778

Joseph W. Roberts	85,341,752	121,150	778

(8) The shareholders authorized the election of two directors to the board of New Point Re III Limited to serve until New Point Re III Limited’s annual general meeting of shareholders in 2013:

DIRECTOR	FOR	AGAINST	ABSTAIN

Peter A. Minton	85,050,737	412,164	778

Joseph W. Roberts	85,309,685	153,217	778

(9) The shareholders approved the following non-binding resolution pertaining to Alterra Capital’s executive compensation:

Resolved, that the compensation paid to Alterra Capital’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby approved.

FOR	AGAINST	ABSTAIN

78,130,578	7,207,969	125,133

(10) The shareholders approved the following non-binding resolution pertaining to the frequency of the non-binding shareholder vote on Alterra Capital’s executive compensation:

Resolved, that the preferred frequency with which Alterra Capital will hold a shareholder advisory vote to approve the compensation of Alterra Capital’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K shall be the option of once every year, two years or three years that receives the highest number of votes cast for this resolution.

1-YEAR	2-YEARS	3-YEARS	ABSTAIN

81,715,226	17,809	3,591,610	138,836

In light of the vote on proposal number 10 and the recommendation of the Board of Directors, the Company has decided that it will include a shareholder advisory vote on named executive officer compensation in its proxy materials every year until the next required vote on the frequency of shareholder votes on named executive officer compensation.

Item 8.01	Other Events.

On May 3, 2011, the Registrant issued a news release announcing the declaration by the Board of Directors of a dividend of $0.12 per share. The news release is attached hereto as Exhibit 99.3 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	News Release of Alterra Capital Holdings Limited, dated May 3, 2011, announcing financial results.

99.2	Investor Financial Supplement for the quarter ended March 31, 2011.

99.3	News Release of Alterra Capital Holdings Limited, dated May 3, 2011, announcing a dividend declaration.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alterra Capital Holdings Limited

May 3, 2011	By:	/S/ PETER A. MINTON
	Name:	Peter A. Minton
	Title:	Executive Vice President and Chief Operating Officer

Exhibit Index

99.1	News Release of Alterra Capital Holdings Limited, dated May 3, 2011, announcing financial results.

99.2	Investor Financial Supplement for the quarter ended March 31, 2011.

99.3	News Release of Alterra Capital Holdings Limited, dated May 3, 2011, announcing a dividend declaration.